World Precious Minerals Fund (UNWPX)

Summary Prospectus

Investor Class Shares  May 1, 2012

Before you invest, you may want to review the fund's prospectus, which contains information about the fund and its risks. The fund's prospectus and statement of additional information, both dated May 1, 2012, are incorporated by reference into this summary prospectus. You can find the fund's prospectus and other information about the fund online at www.usfunds.com. You can also get this information at no cost by calling 1-800-US-FUNDS or by sending an e-mail request to shsvc@usfunds.com.

INVESTMENT OBJECTIVE

The World Precious Minerals Fund seeks long-term growth of capital plus protection against inflation and monetary instability.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge	None
Redemption fee (as a percentage of amount redeemed, as applicable, on shares held 30 days or less)	0.50%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	1.01%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.41%
Acquired fund fees and expenses	0.02%
Total annual fund operating expenses	1.69%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

If you redeem your shares:				If you do not redeem your shares:
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$182	$543	$928	$2,008	$172	$533	$918	$1,998

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. The fund had a portfolio turnover rate of 96% for the fiscal year ended December 31, 2011.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser uses a matrix of "top-down" macro models and "bottom-up" micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world's largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including "growth at a reasonable price" (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

Under normal market conditions, the fund will invest at least 80% of its net assets in equity and equity-related securities of companies principally engaged in the exploration for, or mining and processing of, precious minerals such as gold, silver, platinum group, palladium and diamonds. The fund may invest in these precious minerals directly and/or in equity and equity-related securities, such as exchange-traded funds, that represent interests in, or related to, these precious minerals. The equity and equity-related securities in which the fund primarily invests are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs). The fund also participates in private placements, initial public offerings (IPOs), and long-term equity anticipation securities (LEAPS).

The fund may invest in warrants to gain exposure to individual securities in the gold and precious metals industry over the long term. Warrants allow the fund to imitate a purchase or sale of a stock for a fraction of its price (premium) and hold that option for a long period of time before it expires. The fund may also receive warrants when it participates in a private placement. The issuer of the private placement may provide a warrant as an incentive for investing in the initial financing of the company.

The fund focuses on selecting junior and intermediate exploration companies from around the world. Junior exploration companies typically have small market capitalization and no source of steady cash flow, and their growth generally comes from a major mining discovery. Therefore, the risk and opportunities are substantially greater than investing in a senior mining company with proven reserves. The volatility of these smaller mining companies is typically greater than that of senior producers.

In making security selections for junior and intermediate mining investments, the Adviser looks for companies with proven management who have a strong track record in developing and producing mining companies and whose potential mining assets and financial structure have upside leverage to a rising commodity price. The Adviser's stock selection process for established mining companies looks to identify companies with robust reserve growth profiles and strong cash flows.

The fund will invest in securities of companies with economic ties to countries throughout the world, including the U.S. Under normal market conditions, the fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the Adviser will consider various factors, including the country in which the company's principal operations are located; the country in which the company's mining or natural resource reserves are located; the country in which 50% of the company's revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

Although the fund has greater latitude to invest its assets in different precious minerals or metals stocks, it currently has significant investments in gold sector stocks. Gold companies include mining companies that exploit gold deposits that are supported by co-products and by-products such as copper, silver, lead and zinc, and also diversified mining companies which produce a meaningful amount of gold.

The fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, it may at times maintain higher than normal cash levels.

PRINCIPAL RISKS

•  Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

•  Market Risk. The value of the fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

•  Portfolio Management Risk. The skill of the Adviser will play a significant role in the fund's ability to achieve its investment objectives. There is a risk that the investment strategy does not achieve the fund's objectives or that the Adviser does not implement the strategy properly.

•  Foreign Securities Risk/Emerging Markets Risk. The fund's investments in foreign securities are subject to special risks. The fund's returns and share price may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; the rule of law with respect to the recognition and protection of property rights; and less stringent accounting, disclosure and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets. The fund's share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

•  Industry Concentration Risk. The fund concentrates its investments in precious minerals. The fund may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The fund invests in securities that typically respond to changes in the price of gold and other precious minerals, which can be influenced by a variety of global economic, financial and political factors; increased environmental and labor costs in mining; and changes in laws relating to mining or gold production or sales; and the price may fluctuate substantially over short periods of time. Therefore, the fund may be more volatile than other types of investments.

•  Junior and Intermediate Mining Companies Risk. The fund focuses its investments in junior and intermediate exploration companies. The securities of junior and intermediate exploration gold companies, which are often more speculative in nature, tend to be less liquid and more volatile in price than securities of larger companies.

•  Non-Diversification Risk. The fund is non-diversified and may invest a significant portion of its total assets in a small number of companies. This may cause the performance of the fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

•  Price Volatility Risk. The value of the fund's shares may fluctuate significantly.

•  Growth Stock Risk. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potentials and broader economic activities.

•  Options Risk. Investing in options, LEAPS (an option that has an expiration date of up to two and one half years), and other instruments with option-type elements may increase the volatility and/or transaction expenses of the fund. An option may expire without value, resulting in a loss of the fund's initial investment and may be less liquid and more volatile than an investment in the underlying securities.

•  Warrants Risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. If a warrant held by the fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.

•  Restricted Security Risk. The fund may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer. These investments may involve a high degree of business and financial risk. The restrictions on transfer may cause the fund to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the fund could liquidate the security.

•  Gold and Precious Metals/Minerals Risk. The fund may invest in gold and precious minerals directly and/or in equity and equity-related securities, such as exchanged-traded funds that represent interests in, or related to, these precious metals and, therefore, is subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code if the fund derives more than 10% of its gross income from these investments in gold and precious metals. Failure to qualify as a regulated investment company would result in adverse tax consequences to the fund and its shareholders.

PERFORMANCE INFORMATION

The following bar chart and table show the volatility of the fund's Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in the fund's returns from year to year during the period indicated. The table compares the fund's average annual returns for the last 1-, 5- and 10-year periods to those of broad-based securities market indexes. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

Annual Total Returns (as of December 31 each year)

Best quarter shown in the bar chart above: 49.72% in the first quarter of 2002.

Worst quarter shown in the bar chart above: (38.70)% in the third quarter of 2008.

Average Annual Total Returns
(for the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
World Precious Minerals Fund Return Before Taxes	(32.58)%	1.46%	22.55%
Return After Taxes on Distributions	(35.44)%	(2.41)%	18.93%
Return After Taxes on Distributions and Sale of Fund Shares	(20.96)%	(0.52)%	18.73%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	(0.25)%	2.92%
NYSE Arca Gold Miners Index (reflects no deduction for fees, expenses or taxes)	(16.21)%	5.67%	17.35%

After-tax returns are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FUND MANAGEMENT

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: The fund is managed by a team consisting of Mr. Frank E. Holmes and Mr. Ralph Aldis. Mr. Holmes has served as Chief Executive Officer of the fund since 1989 and Chief Investment Officer of the fund since 1999, and Mr. Aldis has served as a portfolio manager of the fund since 2001.

PURCHASE AND SALE OF FUND SHARES

You may purchase or sell shares of the fund through an authorized broker-dealer or directly from the fund by mail at P.O. Box 659405, San Antonio, Texas 78265-9604, or by telephone at 1-800-873-8637. You also may open an account online at www.usfunds.com. Shares may be redeemed on any day the NAV per share is calculated.

Minimum Investment

Initial Purchase

•  $5,000

Additional Purchases

•  $100 minimum per transaction

Automatic Investing—ABC Investment Plan®

•  $1,000 initial investment if you elect to have monthly automated investments of at least $100 per transaction. The $1,000 initial investment must be made by check or wire.

TAX INFORMATION

The fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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World Precious Minerals Fund (UNWPX)